Exhibit 99.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
United States Code)

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Spantel Communications, Inc., a Florida corporation (the “Company”), does hereby certify with respect to the Annual Report of the Company on Form 10-KSB for the period ended December 31, 2002 as filed with the Securities and Exchange Commission (the “Form 10-KSB”) that:

1)	the Form 10-KSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 15, 2003	/s/ Jose Ramon Basterra Jose Ramon Basterra, President (Chief Executive Officer)